       ------------------------------------------------------------------

DIRECTORS                                  OFFICERS
Barton M. Biggs                            James W. Grisham
CHAIRMAN OF THE BOARD                      VICE PRESIDENT
  Chairman and Director, Morgan Stanley    Michael F. Klein
  Asset Management Inc. and Morgan         VICE PRESIDENT
  Stanley Asset Management Limited;        Harold J. Schaaff,
  Managing Director, Morgan Stanley & Co.  Jr.
  Incorporated; Director, Morgan Stanley   VICE PRESIDENT
  Group Inc.                               Joseph P. Stadler
Warren J. Olsen                            VICE PRESIDENT
DIRECTOR AND PRESIDENT                     Valerie Y. Lewis
  Principal, Morgan Stanley Asset          SECRETARY
  Management Inc. and Morgan Stanley &     Karl O. Hartmann
  Co. Incorporated                         ASSISTANT SECRETARY
John D. Barrett II                         James R. Rooney
Chairman and Director,                     TREASURER
Barrett Associates, Inc.                   Joanna M. Haigney
Gerard E. Jones                            ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer,
Rand McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
       ------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
       ------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
       ------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

       ------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                       INTERNATIONAL SMALL CAP PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

For the three months ended March 31, 1997, the Portfolio had a total return of 3.62% as compared to a total return of -1.57% for the Morgan Stanley Capital International (MSCI) EAFE Index. The average annual total return for the one year ended March 31, 1997 and for the period from inception on December 15, 1992 through March 31, 1997 was 11.29% and 16.37%, respectively, for the Portfolio as compared to 1.46% and 12.45%, respectively, for the Index.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                  ---------------------------------------
                                                ONE      AVERAGE ANNUAL
                                     YTD       YEAR      SINCE INCEPTION
                                  ---------  ---------  -----------------
PORTFOLIO.......................       3.62%     11.29%         16.37%
INDEX...........................      -1.57       1.46          12.45

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Portfolio's outperformance reflected the Portfolio's underweighting in the weak Japanese and South East Asian markets, together with strong stock selection across almost all markets, but most notably in France and Japan. However, the significant strength of the U.S. dollar against almost all the EAFE market currencies bar the Japanese yen, negatively impacted performance as did poor relative stock selection in Hong Kong and Germany.

The first quarter saw strong performance from the core European and Scandinavian equity markets, driven by the strength of the export-related capital intensive companies on the back of the U.S. dollar strength. The U.K. market saw more modest gains given sterling strength relative to the other European currencies and its negative impact on relative competitiveness.

In contrast, the Far Eastern markets were notably weak. Japan remained a distinctly two tier market with the blue chip export stocks continuing to benefit from yet further yen weakness, while domestic and particularly small cap names were weak given concern over the impact of restrained public spending and the likely negative impact of the increase in the consumption tax. Hong Kong was also particularly weak, worried by the likely impact of a hike in U.S. interest rates on the heated residential property market.

Portfolio activity was quite high as we sold Kuoni, in Switzerland, Pico Far East in Hong Kong, Avonmore in Ireland, Berentzen in Germany and L'Espresso in Italy-- all of which had reached our assessed fair value. The proceeds were invested in a number of new positions.

Clondalkin in Ireland is an international manufacturer of a wide range of print and packaging products with strong market shares in a host of niche areas. Clandalkin is highly free cash generative and is set to continue to grow at a mid-teens rate from a combination of strong organic growth and value enhancing acquisitions. Purchased on 10 times cash flow and 12 times free cash flow, the shares are cheap given these prospects.

Skilled Engineering, the leading skilled labor hire company in Australia, is well placed to benefit from the significant trend to outsource both within the private and public sectors and is clearly leveraged to a recovery in the Australian economy across a broadly diversified spread of industries. What attracts us to the company is its extremely attractive cash flow dynamics and growth prospects. On 11 times free cash flow, the shares offer attractive value.

Devro is the world's leading manufacturer of edible and non-edible food casings with dominant positions in Australia, New Zealand, the U.K. and U.S. Cash flow generation is extremely strong due to high margins as a result of high technological barriers to entry and management is extremely competent with a clear vision for the future. Cash flow should grow steadily due to margin improvement at the recently acquired Teepak operations combined with top line growth from new markets and market share gains. Purchased on 10 times cash flow the shares represent attractive value for a franchise of this quality.

ICS is a world leader in safety and control systems which has made a number of acquisitions recently which are steadily being turned around. Importantly, ICS is growing its recurrent revenues through customer services. Given the expected growth in coming years, ICS is selling on an unjustified discount both to the market and to recent transaction values in its industry.

Looking forward we expect only modest changes in the Portfolio's geographic mix. Given the massive underpeformance of Japan's small cap sector we believe some value is now emerging but we will remain cautious given the pressing need for deregulation which will hurt the majority of Japanese companies. That said it is worth noting that the negative impact of the rise in the consumption tax is likely to be short-lived as workers are enjoying real income growth. Volume demand is reasonable. Pricing is the real problem for corporate profits.

Elsewhere, we continue to find attractive value in the small cap sector. This is particularly notable given the relative paucity of value in the large cap sector. Although eyes remain glued to evidence of inflationary pressures in the U.S. and thus further likely moves in U.S. interest rates, evidence of such pressures across Europe are slim with the possible exceptions of the Netherlands and U.K. Domestic demand in France and Germany remains weak given the squeeze on public sector wages and widespread job insecurity as industry restructures. Attractive value is particularly evident in the U.K. following a fairly indiscriminate sell off of sterling-related stocks.

Margaret Naylor
PORTFOLIO MANAGER

January 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                        VALUE
    SHARES                                              (000)
---------------                                        -------
COMMON STOCKS (88.8%)
  AUSTRALIA (10.4%)
    122,830        Arnotts Ltd.                        $   834
    477,715        Auspine Ltd.                          1,180
    990,079        Bains Harding Ltd.                      287
    549,582        BRL Hardy Ltd.                        1,379
    856,800        Burswood Property Trust                 934
   2,458,218       Country Road Ltd.                     3,199
   4,422,291       E.R.G. Ltd.                           5,963
    475,450        Morgan & Banks Ltd.                   2,646
   6,311,180       Parbury Ltd.                          3,958
    950,000        Skilled Engineering Ltd.              2,517
   1,721,500       Solution 6 Holdings Ltd.                985
    699,748        W.D. & H.O. Wills Holdings Ltd.       1,125
                                                       -------
                                                        25,007
                                                       -------
  DENMARK (1.7%)
     6,750         Jyske Bank A/S (Registered)             540
    76,230         SYD-Sonderjylland Holdings            3,683
                                                       -------
                                                         4,223
                                                       -------
  FINLAND (5.8%)
    39,880         Aamulehti Yhtymae Oy, Series II       1,297
    125,000        Amer-Yhtymae Oy, Class A              2,600
    54,500         KCI Konecranes International          2,146
    48,100         Kone Oy, Class B                      5,896
    314,100        Oy Tamro AB                           2,036
                                                       -------
                                                        13,975
                                                       -------
  FRANCE (7.1%)
    37,576         Dauphin O.T.A.                        2,918
    74,415         De Dietrich et Compagnie S.A.         3,605
    59,575         Europeene d'Extincteurs               4,679
    92,400         Legris Industries S.A.                4,266
    78,857         Sediver S.A.                          1,596
                                                       -------
                                                        17,064
                                                       -------
  GERMANY (3.9%)
    49,850         Duerr AG                              1,889
    107,600        Gerresheimer Glas AG                  2,193
    57,200         Marseille-Kliniken AG                 1,252
    11,303         Sinn AG                               1,999
    12,060         Varta AG                              2,078
                                                       -------
                                                         9,411
                                                       -------
  HONG KONG (2.3%)
   1,754,000       Chen Hsong Holdings                     951
   1,097,000       Jardine International Motor
                    Holdings Ltd.                        1,359

                                                        VALUE
    SHARES                                              (000)
---------------                                        -------

   1,106,000       Li & Fung Ltd.                      $   913
   6,542,000       Vitasoy International Holdings
                    Ltd.                                 2,301
                                                       -------
                                                         5,524
                                                       -------
  IRELAND (2.6%)
    246,024        Anglo Irish Bank Corp. plc              312
    169,700        Clondalkin Group plc                  1,627
    955,274        Green Property plc                    4,391
                                                       -------
                                                         6,330
                                                       -------
  ITALY (1.9%)
    580,000        Sogefi S.p.A.                         1,304
    787,000        Unicem Di Risp (NCS)                  2,351
    81,000         Vincenzo Zucchi S.p.A.                  352
    212,500        Vincenzo Zucchi S.p.A. (NCS)            529
                                                       -------
                                                         4,536
                                                       -------
  JAPAN (9.8%)
    15,000         Exedy Corp.                             158
    231,000        Foster Electric Co., Ltd.               859
    463,000        Hankyu Realty                         3,295
    742,000        Japan Oil Transportation              2,503
    213,000        Japan Vilene Co., Ltd.                  794
    134,000        Kansei Corp.                            955
    388,000        Kirin Beverage Corp.                  5,021
    136,000        Nifco, Inc.                           1,177
    446,250        Nissan Fire & Insurance Co.           1,740
    45,000         Sangetsu Co., Ltd.                      783
    549,000        Toc Co.                               5,329
    170,000        Toyoda Gosei Co.                      1,024
                                                       -------
                                                        23,638
                                                       -------
  NETHERLANDS (6.7%)
    38,380         Ahrend Groep N.V.                     2,453
    73,900         Apothekers Cooperatie OPG             2,266
    31,040         Atag Holding N.V.                     1,738
    27,916         Hollandsche Beton Groep N.V.          6,371
    53,730         Koninklijke Van Ommeren N.V.          2,349
     8,802         Polynorm N.V.                           751
     4,122         Samas Groep N.V.                        180
                                                       -------
                                                        16,108
                                                       -------
  NEW ZEALAND (1.0%)
    687,853        Fisher & Paykel Industries Ltd.       2,461
                                                       -------

  NORWAY (2.5%)
    73,850         Adelsten ASA, Class B                 1,847
    103,000        Kverneland ASA                        3,412

                                                        VALUE
    SHARES                                              (000)
---------------                                        -------
  NORWAY (CONTINUED)
    228,020        Oceanor                             $   674
                                                       -------
                                                         5,933
                                                       -------
  SINGAPORE (0.5%)
    475,000        GP Batteries International Ltd.       1,297
                                                       -------

  SPAIN (3.5%)
    80,000         Bodegas y Bebidas S.A.                2,132
    92,775         Empresa Nacional Hidroelectrica
                    del Ribagorzana S.A., Class B        2,210
    39,700         Gas y Electricidad S.A.               2,068
    48,550         Miquel y Costas & Miquel S.A.         1,935
                                                       -------
                                                         8,345
                                                       -------
  SWEDEN (1.8%)
    108,700        Marieberg Tidnings AB                 2,974
    71,100         Scandic Hotels AB                     1,294
                                                       -------
                                                         4,268
                                                       -------
  SWITZERLAND (8.9%)
     2,600         Bobst AG (Bearer)                     3,839
     4,967         Bucher Holdings AG (Bearer)           4,245
     9,800         Edipresse S.A. (Bearer)               2,254
     2,750         LEM Holdings AG                         587
     4,575         Magazine Globus (Participating
                    Certificates)                        2,003
     4,450         Porst Holding AG (Bearer)               581
    14,200         Publicitas Holding S.A.
                    (Registered)                         2,560
     2,865         Schweizerische Industrie-
                    Gesellschaft Holdings AG
                    (Registered)                         3,543
     2,550         Zellweger Luwa AG (Bearer)            1,905
                                                       -------
                                                        21,517
                                                       -------
  UNITED KINGDOM (18.4%)
   4,226,947       Anglo Irish Bank Corp. plc
                    (British Pound Shares)               5,354
   1,211,900       Bluebird Toys plc                     3,877
   1,354,600       BSM Group plc                         3,398
    710,100        Corporate Services Group plc          2,354
    612,800        Devro plc                             3,054
   2,540,850       Donelon Tyson plc                        --
   1,782,600       GEI International plc                 3,446
    503,000        Industrial Control Services (ICS)
                    Group plc                            1,117
    426,289        International Business
                    Communications (Holdings) plc        2,254
   1,584,212       John Mowlem & Co. plc                 2,997
                                                        VALUE
    SHARES                                              (000)
---------------                                        -------
  33,795,100       Kendell plc                         $   139
    206,335        Mallett plc                             297
   2,682,000       Matthews (Bernard) plc                5,647
    120,000        Northern Leisure plc                    457
    629,900        Oriflame International S.A.           5,285
   2,659,393       Pentos plc                               --
    667,000        Ricardo Group plc                     1,498
   1,895,000       Tandem Group plc                        218
   1,144,500       The 600 Group plc                     2,429
    541,700        Waterman Partnership Holdings plc       557
                                                       -------
                                                        44,378
                                                       -------
TOTAL COMMON STOCKS (Cost $199,210)                    214,015
                                                       -------
PREFERRED STOCKS (5.1%)
  GERMANY (5.1%)
    10,923         Dyckerhoff AG                         3,948
    32,400         Hornbach Holding AG                   2,127
     8,550         STO AG-Vorzug                         3,434
    17,900         Spar Handels AG                         259
    16,000         Wuerttembergische
                    Metallwarenfabrik AG                 2,475
                                                       -------
TOTAL PREFERRED STOCKS (Cost $11,647)                   12,243
                                                       -------

    NO. OF
   WARRANTS
---------------
WARRANTS (0.0%)
  SWITZERLAND (0.0%)
     4,600         Zellweger Luwa AG, expiring
                    5/21/97, (Cost $0)                      14
                                                       -------

     FACE
    AMOUNT
     (000)
---------------
CONVERTIBLE DEBENTURE (0.2%)
  ITALY (0.2%)
 ITL  518,000      Mediobanca S.p.A. 5.50%, 1/01/00,
                    (Cost $328)                            320
                                                       -------
TOTAL FOREIGN SECURITIES (94.1%) (Cost $211,185)       226,592
                                                       -------
FOREIGN CURRENCY (6.0%)
  GBP      11      British Pound                            18
  DEM 23,713       Deutsche Mark                        14,216
  FIM     102      Finnish Markka                           21
  HKD   2,040      Hong Kong Dollar                        263
 ITL   22,143      Italian Lira                             13
                                                       -------
TOTAL FOREIGN CURRENCY (Cost $14,465)                   14,531
                                                       -------

                                                        VALUE
                                                        (000)
                                                       -------
TOTAL INVESTMENTS (100.1%) (Cost $225,650)             $241,123
                                                       -------
OTHER ASSETS AND LIABILITIES (-0.1%)
  Other Assets                                          18,819
  Liabilities                                          (18,991)
                                                       -------
                                                          (172)
                                                       -------
NET ASSETS (100%)                                      $240,951
                                                       -------
                                                       -------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE
  Applicable to 13,819,318 outstanding $0.001 par
  value shares (authorized 1,000,000,000 shares)        $17.44
                                                       -------
                                                       -------

----------------------------------
NCS -- Non Convertible Shares